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                                                                   EXHIBIT 10.19


                             INTERVISUAL BOOKS, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT


                    THIS AGREEMENT (the "Agreement") between
INTERVISUAL BOOKS, INC., a California corporation (the "Company"), and NEIL STUART ("Employee") is entered into as of the 13th day of January, 1997.

                                    RECITALS

              A. Pursuant to an Employment Agreement bearing even date herewith between the Company and Employee (the "Employment Agreement"), the Company has agreed to grant to Employee this option to purchase shares of the Company's common stock.

              B. As a condition precedent to the effectiveness of this Agreement, Employee must commence full time employment with the Company pursuant to the terms of the Employment Agreement.

                   NOW, THEREFORE, the parties hereto agree as follows:

                      1. Grant. The Company hereby grants to Employee the right to purchase up to 75,000 shares of common stock of the Company at a price of $1.375 per share (which price equals the fair market value of the Company's common stock as of the date of this Agreement), on the terms and conditions set forth herein. This option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code, as amended, and is not made pursuant to any Company stock option plan. Employee agrees that Employee and any other person who may be entitled hereunder to exercise this option shall be bound by all terms and conditions of this Agreement.

                               This Agreement and the grant of the option
herein shall not be effective unless and until Employee commences full time employment with the Company pursuant to the terms of the Employment Agreement. If Employee does not commence full time employment with the Company pursuant to the terms of the Employment Agreement, this Agreement and the option granted herein shall be null and void, and the parties hereto shall be deemed to have no rights or obligations under this Agreement whatsoever.



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                      2.       Exercisability.  The option granted herein
shall become exercisable at the following times and in the following amounts:

                     The option shall become exercisable in cumulative increments of 25,000 shares on each of December 31, 1997, December 31, 1998 and December 31, 1999. The option granted hereunder shall lapse and expire on the seventh (7th) anniversary of the date hereof.

                               If Employee does not purchase the full number
of shares he is entitled to purchase in any one year, the right to purchase such shares carries over to the subsequent years during the term of this option.

                               Notwithstanding the foregoing, this option
shall automatically become fully exercisable upon a "Change in Control of the Company," as such term is defined below.

                               For purposes of this Agreement, a "Change in
Control of the Company" shall be deemed to have occurred if:

                      (a) the shareholders of the Company approve a definitive agreement to sell, transfer, or otherwise dispose of all or substantially all of the Company's assets and properties; or

                  (b) any "person" (as such term is used in Section 13(d) and
              14(d) of the Securities Exchange Act of 1934), other than the Company or any "person" who as of the date this Agreement is a director or officer of the Company (including any trust of such director or officer), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that the following shall not constitute a "Change in Control" of the
              Company:

                               (i) any acquisition directly from the Company
              (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities);

                               (ii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the


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              Company or any corporation controlled by the Company;
              or

                               (iii) upon the death of any person who as of the
              date of this Agreement is a director or officer of the Company, the transfer (A) by testamentary disposition or the laws of intestate succession to the estate or the legal beneficiaries or heirs of such person, or (B) by the provisions of any trust to the beneficiaries thereof of the securities of the Company beneficially owned by such director or officer of the Company; or

                  (c) the shareholders of the Company approve the dissolution or liquidation of the Company or a definitive agreement to merge or consolidate the Company with or into another entity in which the Company is not the continuing or surviving corporation or pursuant to which any shares of the Company's stock would be converted into cash, securities or other property of another entity, other than a merger of the Company in which holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of common stock (or equivalent securities) of the surviving entity immediately after the merger as immediately before.

                      3. Exercise. This option may be exercised on the terms and conditions contained herein by giving ten (10) days' prior written notice of exercise to the Company, specifying the number of shares to be purchased and the price to be paid therefor and by delivering a check in the amount of the purchase price payable to the Company. The purchase price may also be paid, in whole or in part, by delivery to the Company of outstanding shares of the Company's common stock previously held by the Employee valued at "Fair Market Value".

                               For the purposes of this Agreement, "Fair
Market Value" as of a certain date (the "Determination Date") means: (a) the closing price of a share of the Company's common stock on the principal exchange on which shares of the Company's common stock are then trading, if any, on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (b) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (i) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or
(ii) the



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mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (c) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the Determination Date, as determined in good faith by the Board; or (d) if the Company's stock is not publicly traded, the fair market value established in good faith by the Board.

                      4.       Termination of Employment.

                               (a)      Termination by Employee.  If Employee's
employment is terminated by Employee, Employee shall have ninety (90) days following the "Date of Termination" (as defined in Section 6(f) of the Employment Agreement) to exercise this option, but only to the extent that this option was exercisable on such Date of Termination.

                               (b)      Termination for Cause.  If Employee's
employment is terminated by the Company for "Cause" (as defined in Section 6(a) of the Employment Agreement), neither Employee nor his estate shall be entitled to exercise this option after the Date of Termination.

                               (c)      Death or Incapacity.  If Employee's
employment is terminated for death or "Incapacity" (as defined in Section 6(c) of the Employment Agreement), Employee or Employee's estate, as the case may be, shall have the right for six (6) months following the Date of Termination to exercise this option, but only to the extent that this option was exercisable on such Date of Termination.

                               (d)      Other.  If Employee's employment is
terminated for any reason other than as set forth in Sections 4(a), (b) and (c) above, this option shall automatically become fully exercisable on the Date of Termination, and Employee shall have ninety (90) days following such Date of Termination to exercise this option.

                      5. Transferability. This option shall be transferable only by will or by the law of descent and distribution to the estate (or other personal representative) of Employee and shall be exercisable during Employee's lifetime only by him. Except as otherwise provided herein, any attempt at alienation, assignment, pledge, hypothecation, transfer, sale, attachment, execution or similar process, whether voluntary or involuntary, with


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respect to all or any part of this option or any right under this Agreement, shall be null and void and, at the Company's option, shall cause Employee's rights under this Agreement to terminate.

                      6. Withholding Requirements. In the event the Company determines that it is required to withhold state or Federal income taxes as a result of the exercise of this option, Employee shall be required, as a condition to the exercise hereof, to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements.

                      7. Rights as a Stockholder. Employee, or any permitted transferee of Employee, shall have no rights as a stockholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8 of this Agreement. This Agreement shall not confer upon Employee any right of continued employment by the Company or interfere in any way in the Company's right to terminate Employee.

                      8. Recapitalization. Subject to any required action by stockholders, the number of shares of Common Stock covered by this option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only of common stock) or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company. Subject to any required action by stockholders, if the Company is the surviving corporation in any merger or consolidation, this option shall pertain and apply to the securities to which a holder of the number of shares of common stock subject to the option would have been entitled.

                               The foregoing adjustments shall be made by
the Company's Board of Directors, whose determination shall be conclusive and binding on the Company and Employee.

                               Except as expressly provided in this Section
8, Employee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other


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increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares subject to this option or the exercise price thereof.

                               This option shall not affect in any way the
right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                      9.       Securities Act and Other Regulatory
Requirements. This option is not exercisable, in whole or in part, and the Company is not obligated to sell any shares of the Company's common stock subject to this option, if such exercise or sale, in the opinion of counsel for the Company, would violate the Securities Act of 1933 (or any other federal or state statutes having similar requirements) as it may be in effect at that time.

                               Further, the Board of Directors of the
Company may require as a condition of issuance of any shares under this option that Employee furnish a written representation that he is acquiring the shares for investment and not with a view to distribution to the public. The certificate evidencing any shares issued pursuant to this option shall bear such restrictive legends as required by federal or state law.

                               Further, the Board of Directors of the
Company may decide, in its sole discretion, that the listing or qualification of the shares of stock subject to the option under any securities exchange requirements or under any applicable law is necessary or desirable. If such a decision is made, this option shall not be exercisable in whole or in part unless and until such listing, qualification, consent or approval shall have been effected or obtained free of any conditions that are not acceptable to the Board of Directors of the Company.

                      10. Effect of Exercise. Upon the exercise of all or any part of this option, the number of shares of common stock subject to the option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.



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                      11.      Right of First Refusal.  If Employee desires
to transfer any shares of common stock which he has acquired pursuant to the exercise of the option granted herein ("Shares"), Employee shall deliver to the Company written notice of his intention to transfer such Shares (the "Notice") together with either a copy of a signed and binding offer by the proposed transferee (a "Negotiated Sale") or a statement that such Shares are to be sold into the public market at Fair Market Value at the time of sale (a "Market Sale"). The Notice for a Negotiated Sale shall state the name and address of the proposed transferee, the number of Shares to be transferred, the price per Share, and the other terms of such transfer. The Notice for a Market Sale shall state the expected date of the proposed sale and the number of Shares to be sold. For thirty (30) days following delivery of the Notice, the Company shall have the option to purchase all (but not less than all) of the Shares proposed to be sold by Employee at the price and terms stated in the Notice. In the event of a Market Sale, such purchase price shall be the Fair Market Value of the Shares on the day the Company exercises its option, less five (5) percent. Such option shall be exercisable by delivery of written notice to Employee within such thirty (30) day period. Any Shares not purchased by the Company may, for a period of sixty (60) days commencing on the expiration of the Company's option to purchase such Shares, be sold to the proposed transferee at the price and upon the terms specified in the Notice. Shares which are not transferred by Employee within such sixty (60) day period shall again become subject to the notice and option provisions of this Section 11. The certificate evidencing any shares issued pursuant to this option shall bear a restrictive legend stating that such shares are subject to the right of first refusal set forth in this
Section 11.

                      12. Notices. Any notice or other communication required or permitted hereunder or by law shall be validly given or made only if in writing and delivered in person to an officer or duly authorized representative of the other party, or deposited in the United States mail, duly certified or registered, return receipt requested, postage prepaid, and addressed to the party to whom intended. If sent to the Company, it shall be addressed in care of the President, 2850 Ocean Park Boulevard, Suite 225, Santa Monica, California 90405, and if sent to Employee, it shall be addressed to Employee's address on file with the Company on the date of such notice. If sent by mail, notice shall be deemed given two days after deposit of such notice in the mail and in accordance with this section. Any party may from time to time, by written notice to the other, designate



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a different address for notice which shall be substituted for that specified above.

                      13. Choice of Law; Counterparts. This Agreement, and all rights and obligations hereunder, shall be governed by the laws of the State of California. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                      14. Successor. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, beneficiaries, executors and administrators.

                      15. Paragraph Headings; Employment. Paragraph headings are for convenience only and are not part of the context. This Agreement shall not obligate the Company or any affiliate to employ Employee for any period of time nor does this Agreement constitute a contract or agreement for employment.


                      IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.


                                              INTERVISUAL BOOKS, INC.



                                              By: /s/ WALDO H. HUNT
                                                 -------------------------------
                                              Name:   Waldo H. Hunt
                                              Title:  Chairman of the Board



                                              EMPLOYEE:




                                              /s/ NEIL STUART
                                              ----------------------------------
                                              Neil Stuart





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